Exhibit 10.8

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

TWENTY-FOURTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Twenty-Fourth Amendment to Amended and Restated Interactive Marketing Agreement (“Twenty-Fourth Amendment”) is entered into by and between AOL INC., a Delaware corporation (successor in interest to AOL LLC), with its principal place of business at 770 Broadway, New York, NY 10003 (“AOL”), and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”), effective as of February 1, 2010 (the “Twenty-Fourth Amendment Effective Date”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), that Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008 (the “Nineteenth Amendment”), that Twentieth Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 1, 2008 (the “Twentieth Amendment”), that Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement effective as of November 1, 2008 (the “Twenty-First Amendment”), that

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Twenty-Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 13, 2009 (the “Twenty-Second Amendment”), Twenty-Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 4, 2009 (the “Twenty-Third Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with this Twenty-Fourth Amendment, the “Agreement”). Capitalized terms not defined in this Twenty-Fourth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1. Twenty-Third Amendment.

1.1 Spin-Off Date. For the avoidance of doubt, the Parties thereto agree that the actual Spin-Off Date set forth in the Twenty-Third Amendment was December 10, 2009.

1.2 Interim Period. The Parties hereto agree to amend the Twenty-Third Amendment by deleting the definition of Interim Period set forth in Section A (Definitions) of the Twenty-Third Amendment in its entirety and replacing it with the following:

“Interim Period means the period of time beginning on the Spin-Off Date and ending on [****].”

The terms of the Twenty-Third Amendment (as amended by this Twenty-Fourth Amendment) shall remain in full force and effect.

2. Survival. For the sake of clarity, the terms of the Twenty-Fourth Amendment and the Twenty-Third Amendment (as amended by this Twenty-Fourth Amendment) shall survive the completion, expiration, termination or cancellation of the Agreement.

3. Order of Precedence. This Twenty-Fourth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Twenty-Fourth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Twenty-Fourth Amendment and the Existing Agreement expressly conflict. However, nothing in this Twenty-Fourth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Twenty-Fourth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Twenty-Fourth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

4. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

5. Counterparts; Facsimile. This Twenty-Fourth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Twenty-Fourth Amendment may be executed by facsimile.

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IN WITNESS WHEREOF, the Parties have executed this Twenty-Fourth Amendment to the Existing Agreement.

AOL INC.		GOOGLE INC.

By:	/s/ Steven Quan	By:	/s/ Sanjay Kapoor
Name:	Steven Quan	Name:	Sanjay Kapoor
Title:	VP Business Development	Title:	Vice President, Search Partnerships
Google Inc.
Date:	1/29/10	Date:	2010.01.2
9 10:41:53
-08’00’

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